- 2 -
                      J.P. MORGAN SMALL CAP STOCK PORTFOLIO
                                       of
                           MET INVESTORS SERIES TRUST

                Supplement to the Prospectuses dated May 1, 2001



I.       Portfolio Managers

     Since September 2001, Mr. Stephen Rich has co-managed the J.P. Morgan Small Cap Stock Portfolio with Marian U. Pardo. The discussion of the portfolio management of the J.P. Morgan Small Cap Stock Portfolio in the section of each of the Prospectuses entitled "The Advisers" is revised as follows:

         J.P. Morgan Small Cap Stock Portfolio

o Marian U. Pardo, Managing Director of the Adviser. Ms. Pardo is a portfolio manager in the Adviser's U.S. Small Cap Equity Group and Head of the Adviser's small company investment team. She has been with J.P. Morgan since 1968, having joined the investment management business in 1980 as a research analyst. Ms. Pardo has held a number of positions at J.P. Morgan including managing equity and convertible funds and large- cap equity portfolios for individual clients and institutional investors.

o Steven J. Rich, Vice President of the Adviser. Mr. Rich is a portfolio manager for the Adviser's U.S. Small Cap Equity Group. He has been with J.P. Morgan as a portfolio manager since September 2001 and previously from 1991 to 1999. Prior to rejoining the Adviser in September 2001, he was a co-manager for mid and small capitalization strategies at Citigroup Asset Management. During his previous tenure at J.P. Morgan, he worked as a portfolio manager in the Small Capitalization Group as well as in the Balanced and Structured Equity Groups.



II.      Additional Investment Strategies

         Real Estate Investment Trusts

         The "Additional Investment Strategies" section of the Prospectuses is supplemented and amended as follows:

         The J.P. Morgan Small Cap Stock Portfolio may invest without limit in real estate investment trusts ("REITs"). REITS are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.



November 15, 2001